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EXHIBIT 99.1


                                                          [SIERRA PACIFIC LOGO]




STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Walter M. Higgins III, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Sierra Pacific Resources, and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement, under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Sierra Pacific Resources' 2001 Annual Report on Form 10-K filed with the Commission;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Sierra Pacific Resources filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -     any amendments to any of the foregoing.


/S/  Walter M. Higgins III                            August 14, 2002
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Walter M. Higgins III                                 Date
Chairman, President, CEO
Sierra Pacific Resources

Subscribed and sworn before me this 14th day of August  , 2002.
                                    ----        --------

Notary Public:  /S/  Julie M. Hatcher
My commission expires:  July 24, 2004